ICHOR CORPORATION
                         300 Oxford Drive
             Monroeville, Pennsylvania U.S.A.  15146


December 13, 1996

LOGAN INTERNATIONAL CORP.
Suite 1250, 400 Burrard Street
Vancouver, BC
V6C 3A6

ATTENTION: PRESIDENT
---------------------

Dear Sirs:

We understand that Logan International Corp. (the "Vendor") is the legal and beneficial owner of 1,500,001 of the issued and outstanding common shares and a promissory note of 501164 B.C. Ltd. (the "Corporation"), a corporation incorporated under the laws of British Columbia.

All monetary amounts referred to herein are in lawful currency of the United States of America, unless otherwise expressly stated.

1.   PURCHASE OF SECURITIES OF THE CORPORATION

1.1 Subject to the terms and conditions hereof, ICHOR Corporation (the "Purchaser") hereby offers to purchase from the Vendor and by its acceptance hereof the Vendor agrees to sell and assign to the Purchaser:

     (a) 1,500,001 common shares in the capital of the Corporation (the "Purchased Common Shares"); and

     (b) a promissory note issued by the Corporation in favour of the Vendor dated December 16, 1996 having an outstanding amount owing calculated as of December 1, 1996 of $3,281,694 (the "Purchased Note"),

for an aggregate price of $2,425,000 (the "Purchase Price").

The Purchased Common Shares and the Purchased Note are collectively referred to herein as the "Purchased Securities".

1.2 The Purchase Price shall be paid by the Purchaser to the Vendor at the Time of Closing (as hereinafter defined) as follows:


     (a) a secured promissory note in the amount of ONE MILLION FOUR HUNDRED TWENTY FIVE THOUSAND DOLLARS ($1,425,000) (the "ICHOR Note"). The ICHOR Note shall:

          (i)   mature three years after the date of issuance;

          (ii) accrue interest thereon at a rate of 8% per annum compounded and payable monthly in arrears;

          (iii) be secured by a first fixed charge upon the Purchased Securities, all of the shares of ICHOR Services, Inc. and all of the shares of B.C. Ventures Limited, to be renamed Ortek Inc.;

          (iv) contain provisions for accelerated payment in the event of any material adverse developments, including, without limitation, any liabilities resulting to the Purchaser in relation to its class action law suit in the amount of $50,000 or greater; and

          (v)   be substantially in the form of Schedule "B" attached hereto;
          and

     (b) TWO MILLION FIVE HUNDRED THOUSAND (2,5000,000) common shares of the Purchaser (the "ICHOR Shares") at an issue price of $0.40 per share.

2.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR

2.1 The Vendor, by its acceptance hereof, covenants, represents and warrants as follows and acknowledges and confirms that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Purchased Securities:

     (a) all the Purchased Securities are now, and at the Time of Closing will be, owned by the Vendor as the sole legal and beneficial owner of record with a good and marketable title thereto, free and clear of any mortgage, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands whatsoever, and the Purchased Common Shares are issued and outstanding as fully paid and non-assessable;

     (b) no person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, acquisition or transfer from the Vendor of any of the Purchased Securities or any interest therein or right thereto, except the Purchaser pursuant hereto;

     (c) the Vendor does not act as nominee, agent, trustee, executor, administrator or other legal representative on behalf of any other person, firm or corporation is respect of the Purchased Securities;

     (d) the Vendor is a validly subsisting corporation under the laws of the State of Washington and the Vendor has all necessary corporate power and authority to execute and deliver the agreement resulting from its acceptance hereof (the "Agreement"), to sell the Purchased Securities to the Purchaser and to perform its obligations hereunder;

     (e) the Agreement has been duly executed and delivered by and on behalf of the Vendor and constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms;

     (f) the authorized and issued capital of the Corporation, including convertible securities, warrants and options or other rights to acquire shares of the Corporation, is as set out in Schedule "A" attached hereto;

     (g) other than the Purchased Securities, there are no other shares, options, warrants, notes or securities of the Corporation issued or issuable;

     (h) the Purchased Securities are now, and at all times up to and including the Time of Closing will continue to be, registered in the name of the Vendor on the applicable securities registers of the Corporation;

     (i) the execution and delivery of the Agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which the Vendor or the Corporation is a party;

     (j) the Corporation has, on a timely basis, duly filed or delivered all reports, filings, disclosures, releases and other materials required to be filed with or delivered to any regulatory authority having jurisdiction under applicable law;

     (k) the Corporation has no assets other than a loan (the "Loan") initially made by Drummond Financial Corporation ("Drummond") to Enviropur Waste Refining and Technology, Inc. and assigned by Drummond to the Corporation pursuant to an assignment and assumption agreement made between Drummond and the Corporation dated effective September 1, 1995;

     (l) the Loan is now, and at the Time of Closing will be, owed to the Corporation and has not and will not be sold, assigned or transferred, and all amounts thereunder are due and owing to the Corporation, provided that no representation or warranty is given by the Vendor as to the collectability of the amount outstanding under the Loan;

     (m) other than administering the Loan, the Corporation has not and does not carry on any other business;

     (n) the Corporation has not had and does not have any employees who receive any remuneration;

     (o) the Corporation does not have any liabilities other than those related to its interest in the Loan, comprised of accounts payable owed to Drummond and others in an amount that does not exceed $350,000 as of December 1, 1996 and liabilities that may arise with respect to the administration of the Loan, which are currently not quantifiable, including an existing action against the Corporation and Drummond with respect to Enviropur West Corporation;

     (p) the Vendor acknowledges that the ICHOR Shares have not been registered by the Purchaser under the Securities Act of 1933, as amended (the "1933 Act"), that the Purchaser does not plan, and is under no obligation to provide for, registration of the ICHOR Shares, that the ICHOR Shares are being offered and sold in reliance upon an exemption from the registration requirements of the 1933 Act, and that they cannot be sold unless they are subsequently registered under the 1933 Act or are sold pursuant to an exemption from the registration requirements thereunder;

     (q) the Vendor shall file and cause to be filed all forms of certification required to be filed by the Vendor in connection with the purchase and sale of the ICHOR Shares so that the distribution of the ICHOR Shares may lawfully occur without the necessity of filing a prospectus or otherwise registering the same, and the Vendor shall not request that the Purchaser provide it with an offering memorandum or prospectus, or do anything which would require the Purchaser to provide such an offering memorandum or prospectus to the Vendor;

     (r) the ICHOR Shares are being subscribed for and any rights the Vendor may acquire as a shareholder of the Purchaser will be acquired for the Vendor's own account and for investment purposes and not with a view to a subsequent offering, sale or distribution thereof, and the Vendor may not participate, directly or indirectly, in any plan or scheme involving the resale or distribution of the ICHOR Shares or any interest therein;

     (s) the Vendor has knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment and is able to bear the economic risk of loss of the investment; and

     (t) the Vendor has not received or been provided with an offering memorandum or similar document, and its decision to enter into the Agreement and to purchase the ICHOR Shares has not been made upon any verbal or written representation as to fact or otherwise by or on behalf of the Purchaser or any other person and its decision to enter into the Agreement and purchase the number of ICHOR Shares set forth herein is based entirely upon information concerning the Purchaser which is publicly available.

3.   COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1 The Purchaser covenants, represents and warrants as follows and hereby acknowledges and confirms that the Vendor is relying upon such covenants, representations and warranties in connection with the sale by it of the Purchased Securities:

     (a) the Purchaser has all necessary power and authority to execute and deliver this offer, to purchase the Purchased Securities pursuant to the provisions hereof and to perform its obligations hereunder;

     (b) this offer has been duly executed and delivered by and on behalf of the Purchaser and the Agreement will constitute a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms;

     (c) on the Closing Date (as herein defined), the authorized capital of the Purchaser will consist of, inter alia, 30,000,000 shares of common stock with a par value of $0.01 per share and 5,000,000 shares of preferred stock with a par value of $0.01 per share;

     (d) on the Closing Date, the ICHOR Shares shall be delivered to the Purchaser free and clear of any mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances or demands, whatsoever and shall, upon receipt of payment by the Company therefor, be validly and duly authorized, created and issued by the Company as fully paid and non-assessable;

     (e) the Purchaser has good right, full corporate power and absolute authority to enter into the Agreement and to issue, sell and assign the ICHOR Shares and the ICHOR Note to the Vendor in the manner contemplated herein and to perform all of the Purchaser's obligations under the Agreement;

     (f) the Purchaser is a company duly incorporated and validly subsisting in all respects under the laws of the State of Delaware and is in good standing with respect to the filing of annual returns;

     (g) the execution and delivery of the Agreement and the completion of the transactions contemplated hereby will not conflict with, result in a default under, or accelerate or permit the acceleration of the performance required by, any agreement or instrument to which the Purchaser is a party;

     (h) the Purchaser is a registrant under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and has, on a timely basis, duly filed or delivered all reports, filings, disclosures, releases and other materials required to be filed with or delivered to any regulatory authority having jurisdiction under applicable law, including periodical or timely disclosure filings or reports required pursuant to the Exchange Act (collectively, the "Periodic Filings") and such Periodic Filings are true and correct in all material respects;

     (i) the Purchaser shall file and cause to be filed all forms of certification required to be filed by the Purchaser in connection with the purchase and sale of the ICHOR Shares and the ICHOR Note so that the distribution of the ICHOR Shares and the ICHOR Note may lawfully occur without the necessity of filing a prospectus or otherwise registering the same.

4.   CLOSING PROCEDURE

4.1 The closing of the purchase and sale of the Purchased Securities shall take place at 10:00 (a.m.) on December 17, 1996, at the offices of the Purchaser or at such other time or place as may be mutually agreed upon. The date of the closing of the purchase and sale of the Purchased Securities is referred to herein as the "Closing Date" and the time of closing on such date is referred to herein as the "Time of Closing".

4.2 At the Time of Closing on the Closing Date, the Vendor agrees to deliver to the Purchaser definitive certificates representing the Purchased Common Shares and the original Purchased Note duly endorsed for transfer to the Purchaser, or as the Purchaser may in writing direct, against the delivery by the Purchaser to the Vendor, or as the Vendor may in writing direct, of:

     (a)  the ICHOR Note;

     (b)  security for the ICHOR Note;

     (c)  an opinion of the Purchaser's counsel; and

     (d)  the ICHOR Shares,

all in a form and content satisfactory to the Vendor and its counsel.

4.3 Contemporaneously with the closing of the purchase and sale of the Purchased Securities, the certificates representing the Purchased Common Shares and the original Purchased Note delivered by the Vendor as aforesaid shall be tendered to the Corporation and the parties shall arrange for the immediate delivery to the Purchaser of definitive certificates representing the Purchased Common Shares and a promissory note in replacement of the Purchased Note duly issued and registered in the name of the Purchaser or as it may in writing direct.

5.   CONDITIONS OF CLOSING

5.1 The obligation of the Purchaser to purchase the Purchased Securities shall be subject to the following conditions for the exclusive benefit of the Purchaser to be fulfilled and/or performed at or prior to the Time of Closing on the Closing Date:

     (a) no action or proceeding shall be pending or threatened by any person, company, firm, governmental authority, securities commission, regulatory body or agency to enjoin or prohibit the purchase and sale of the Purchased Securities contemplated hereby or the right of the Purchaser to own the Purchased Securities or to suspend or stop trading in securities of the Corporation;

     (b) the covenants, representations and warranties of the Vendor contained in Article 2 hereof shall be true and correct on and as of the date of the acceptance of this offer by the Vendor and shall also be true and correct on and as of the Closing Date with the same force and effect as though such covenants, representations and warranties had been made on and as of such date;

     (c) the Vendor shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it; and

     (d) since the date hereof, the Corporation shall not have reserved, set aside, allotted, issued or agreed to reserve, set aside, allot or issue, conditionally or otherwise, any shares or any securities, rights or warrants having the right or option to acquire, directly or indirectly, through purchase, conversion, exchange or otherwise, any shares.

     In case any of the foregoing conditions has not been fulfilled and/or performed at or before the Time of Closing to the satisfaction of the Purchaser, the Purchaser may rescind the Agreement by notice to the Vendor and in such event the Purchaser shall be released from all obligations hereunder; provided that any of such conditions may be waived in whole or in part by the Purchaser without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

5.2 The obligations of the Vendor to sell the Purchased Securities shall be subject to the following conditions for the exclusive benefit of the Vendor to be fulfilled and/or performed, on or before the close of business on December 16, 1996:

     (a) the Vendor's "disinterested directors" shall have approved the terms of the Agreement;

     (b) no action or proceeding shall be pending or threatened by any person, company, firm, governmental authority, securities commission, regulatory body or agency to enjoin or prohibit the purchase and sale of the ICHOR Shares contemplated hereby or the right of the Vendor to own the ICHOR Shares or to suspend or stop trading in securities of ICHOR;

     (c) the covenants, representations and warranties of the Purchaser contained in Article 3 hereof shall be true and correct on and as of the date of the acceptance of this offer by the Vendor and shall also be true and correct on and as of the Closing Date with the same force and effect as though such covenants, representations and warranties had been made on and as of such date;

     (d) the Purchaser shall have complied with all covenants and agreements herein agreed to be performed or caused to be performed by it; and

     (e) since the date hereof, ICHOR shall not have reserved, set aside, allotted, issued or agreed to reserve, set aside, allot or issue, conditionally or otherwise, any shares or any securities, rights or warrants having the right or option to acquire, directly or indirectly, through purchase, conversion, exchange or otherwise, any shares.

     In case any of the foregoing conditions has not been fulfilled and/or performed at or before the Time of Closing to the satisfaction of the Vendor, the Vendor may rescind the Agreement by notice to the Purchaser and in such event the Vendor shall be released from all obligations hereunder; provided that any of such conditions may be waived in whole or in part by the Vendor without prejudice to its rights of rescission in the event of the non-fulfilment of any other condition or conditions.

6.   COVENANTS OF THE VENDOR

6.1 The Vendor covenants and agrees that, between the date hereof and the Time of Closing, it will not take any step or act with respect to or in furtherance of the sale of the Purchased Securities or any portion thereof to any person, firm or corporation other than the Purchaser and, without limiting the generality of the foregoing, will not negotiate with, solicit any offer from, or have any discussion with, any other person, firm or corporation with a view to such a sale.

7.   INDEMNIFICATION

7.1 Each of the parties hereto covenants and agrees to indemnify and save harmless the other party from and against any claims whatsoever for any commissions or remuneration payable or alleged to be payable to any broker, agent or other intermediary who has acted for such party in connection with the sale or purchase of the Purchased Securities.

8.   COSTS AND EXPENSES

8.1 All costs and expenses incurred in connection with the Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

9.   ENTIRE AGREEMENT

9.1 The agreement resulting from acceptance of this offer shall constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and shall supersede any prior agreement, representation or understanding with respect thereto.

10.  TIME OF THE ESSENCE

10.1 Time shall be of the essence hereof.

11.  SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES

11.1 The respective covenants, representations and warranties of the parties contained herein shall survive the closing of the purchase and sale of the Purchased Securities herein provided for, and, notwithstanding such closing, or any investigation made by or on behalf of any party, shall continue in full force and effect for the benefit of the party to whom the covenant, representation or warranty was made.

12.  NOTICES

12.1 Any notice, direction or other instrument required or permitted to be given to either party hereto shall be in writing and may be given by delivering or sending by facsimile the same to the Vendor at:

          Logan International Corp.
          Suite 1250, 400 Burrard Street
          Vancouver, BC V6C 3A6 CANADA

          Attention:  President

          Facsimile No.: 604-683-3205

and to the Purchaser at:

          ICHOR Corporation
          300 Oxford Drive
          Monroeville, Pennsylvania
          U.S.A. 15146

          Attention: President

          Facsimile No.: 412-856-6057

12.2 Any such notice, direction or other instrument shall be deemed to have been given or made on the date on which it was delivered or sent by facsimile (or, if such day is not a business day, on the next following business day.)

13.  GOVERNING LAW

13.1 The Agreement shall be constructed and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the province of British Columbia and the applicable federal laws of Canada, irrespective of the choice of laws principles of the Province of British Columbia, and the parties hereto irrevocably attorn to the exclusive jurisdiction of the courts of British Columbia sitting in Vancouver, provided that nothing herein shall restrict the Vendor from enforcing its rights under the Note and the security granted in connection therewith in the jurisdiction of its choice.

14.  CONFIDENTIALITY

14.1 The Agreement shall be kept confidential by the parties hereto and no public announcement or press release concerning the Agreement shall be made by either party without the consent of the other party or except as may be required by law.

15.  SUCCESSORS AND ASSIGNS

15.1 Neither party may assign its rights or obligations hereunder to any other person, firm or corporation without the prior written consent of the other party hereto, except that the Purchaser may assign the Agreement and its rights hereunder in whole or in part to one or more corporations all of the shares of which are beneficially owned by the Purchaser.

15.2 The Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

16.  ACCEPTANCE OF OFFER

16.1 This offer is open for acceptance by the Vendor in the manner indicated below until, but not after, 5 o'clock in the afternoon (Vancouver time) on December 16, 1996, and if not accepted on or before such time on such date shall be null and void. This offer may be accepted only by the Vendor signing and returning the accompanying duplicate of this offer or a counterpart hereof to the Purchaser or an officer of the Purchaser or by sending by facsimile to the Purchaser, in the manner provide in section 12.1 hereof, a copy of a signed counterpart hereof at or before the said time. Upon acceptance of this offer by the Vendor as aforesaid, this offer become an agreement of purchase and sale between the Vendor and the Purchaser in accordance with its terms.

                             Yours very truly,

                             ICHOR CORPORATION

                             By:    /s/ John M. Musacchio
                                ------------------------------
                                        John M. Musacchio
                             ---------------------------------
                             (Name - please print)

                                        President
                             ---------------------------------
                             (Title)

The foregoing offer is hereby accepted and agreed to by the undersigned in the City of Vancouver this 16th day of December, 1996.


                             LOGAN INTERNATIONAL CORP.

                             By:    /s/ Leonard Petersen
                                ------------------------------
                                        Leonard Petersen
                             ---------------------------------
                             (Name - please print)

                                        Director
                             ---------------------------------
                             (Title)

                           Schedule "A"

                 Capital as at December 1, 1996

                                                          Number or Amount
                                       Number or          Beneficially Owned
Description       Authorized        Amount Outstanding    by the Vendor
-----------       ----------        ------------------    ------------------
Common Shares     100,000,000           1,500,001                All

Promissory Note       N/A               3,281,694                All


This is SCHEDULE "B" to that certain Purchase Agreement dated for reference , 1996 and made between ICHOR Corporation and Logan International Corp.

                         PROMISSORY NOTE

FOR VALUE RECEIVED ICHOR CORPORATION ("ICHOR") hereby promises to pay, on
        , 1999, to LOGAN INTERNATIONAL CORP. ("Logan") the principal sum of ONE MILLION FOUR HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($1,425,000), together with interest at a rate of EIGHT (8%) PER CENT per annum on such principal amount or part thereof outstanding from time to time from the date hereof and interest on overdue interest at the same rate, as well after as before maturity and judgment and both before and after default, until payment in full. Interest payable hereunder shall accrue from day to day and shall be computed on the basis of a year of 365 days and for actual days elapsed and shall be compounded and payable monthly in arrears on the last day of each month commencing on January 31, 1997.

The occurrence of any one or more of the following events (an "Event of Default") shall constitute a default under this promissory note:

(a) if ICHOR defaults in the payment of any amount accruing due hereunder on its due date and such failure shall be unremedied for five (5) days after notice thereof to ICHOR;

(b) if ICHOR fails to observe or perform any term, covenant, condition, agreement or obligation in favour of Logan (except for those described in subsection (a) above) contained in that certain purchase agreement entered into between ICHOR and Logan dated December 13, 1996 (the "Purchase Agreement"), any security instruments delivered in connection with the Purchase Agreement or this promissory note or any other agreement between ICHOR and Logan and such failure shall remain unremedied for ten (10) days after notice of such failure by Logan to ICHOR;

(c) if any representation, warranty or statement made by ICHOR or any director, officer or employee thereof in the Purchase Agreement, any security instrument delivered pursuant thereto or any certificate, declaration or other instrument delivered by or on behalf of ICHOR in connection with the Purchase Agreement proves at any time to have been incorrect in any material respect as of the date made;

(d) if ICHOR or any material subsidiary of ICHOR shall generally not pay its debts as such debts become due, or shall indicate in writing its inability to pay such debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against ICHOR seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any part of its property or ICHOR shall take any corporate action to authorize any of the actions set forth above;

(e) if ICHOR or any material subsidiary of ICHOR shall fail to pay the principal of, or premium or interest on, any debt of ICHOR which is outstanding in an aggregate principal amount in excess of One Hundred Thousand Dollars ($100,000) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or if any other event shall occur specified in any agreement or instrument relating to any such debt, if the effect of such event is to permit the acceleration of the maturity of such debt of ICHOR; or any debt of ICHOR which is outstanding in an aggregate principal amount exceeding One Hundred Thousand Dollars ($100,000) (or the equivalent amount in any other currency) shall be validly declared to be due and payable prior to the stated maturity thereof;

(f) if any judgment or order for the payment of money in excess of Fifty Thousand ($50,000) (or the equivalent amount in any other currency) shall be rendered against ICHOR and the same shall not be satisfied within 30 days thereof;

(g) if any property of ICHOR or any material subsidiary of ICHOR is seized under legal process to enforce a judgment, including execution, garnishment or attachment, or a charging order or equitable execution affecting or relating to property of ICHOR is obtained, or a judgment creditor delivers a writ of execution or a certificate to a sheriff under, or a sheriff seizes or has a right to any property of ICHOR or any other execution, sequestration, extant or other process of any court becomes enforceable against ICHOR or a distress or an analogous process is levied upon any property of ICHOR;

(h) if all or any material portion of the property of ICHOR is lost, materially damaged or destroyed by theft, fire or any other casualty and the loss is not adequately covered by insurance and ICHOR fails to provide security satisfactory to Logan, upon request by Logan, covering the deficiency not covered by insurance immediately upon the deficiency becoming known or known approximately;

(i) if it shall become illegal or unlawful for ICHOR to carry on its business or for ICHOR to perform any of its obligations under this promissory note or any agreement or security instrument in favour of Logan;

(j) if ICHOR fails to actively and diligently contest in good faith, by appropriate and timely proceedings, any action, suit, litigation or other proceeding commenced against it the result of which could be expected to have a materially adverse effect on its financial condition or operations;

(k) if ICHOR or any material subsidiary of ICHOR knowingly at any time and in any material respect contravenes the provisions of any applicable law, regulation, bylaw, ordinance or work order of any governmental authority affecting any property of ICHOR and, in the reasonable opinion of Logan, the effect thereof could be expected to have a materially adverse effect on the interests of Logan;

(l) if this promissory note or, any security instrument granted in connection with or collateral to this promissory note is contested by any person other than ICHOR or is subrogated, impaired or set aside in any manner;

(m) if, at any time, the liabilities of ICHOR exceed its assets on a consolidated basis; or

(n) if Logan in good faith believes and has commercially reasonably grounds to believe that there has been a material adverse change in the business of ICHOR, including, without limitation, if Logan in good faith believes and has commercially reasonable grounds to believe that ICHOR will incur any liabilities resulting from a class action lawsuit filed against ICHOR in New York under Civ. No. 95 Civ. 4954 that would equal or surpass, in aggregate $50,000.

Upon the occurrence of an Event of Default, the entire principal amount hereunder then outstanding and all accrued and unpaid interest thereon shall, at the option of Logan, become immediately due and payable with interest at the rate set out herein to the date of actual payment thereof, all without presentment, protest or notice of dishonour, all of which are expressly waived by ICHOR, provided that ICHOR shall have a reasonable time in which to repay the monies so demanded. For the purposes of this provision, a reasonable period of time shall be five (5) days unless Logan reasonably determines that the value of ICHOR's business or any security held by Logan would be reduced or the ability of Logan to realize on such security would be impaired by such delay or any part thereof. In such event, Logan may exercise any right of recourse and/or proceed by any action, suit, remedy or proceeding against ICHOR authorized or permitted by law for the recovery of all indebtedness and liabilities of ICHOR to Logan hereunder and proceed to exercise any and all rights hereunder and under any security instruments granted by ICHOR and no such remedy for the enforcement of the rights of Logan shall be exclusive of or dependent upon any other remedy but any one or more of such remedies may from time or time be exercised independently or in combination.

ICHOR agrees that if, and as often as, this promissory note is placed in the hands of an attorney for collection or to defend or enforce any of Logan's rights under this promissory note or any security instruments granted in connection with or collateral thereto, or otherwise relating to the indebtedness hereby evidenced, ICHOR will pay Logan's reasonable attorney's fees, or court costs and all other expenses incurred by Logan in connection therewith.

This Note shall be governed by and construed in accordance with the laws of British Columbia. ICHOR hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of British Columbia.

All references to "dollars" or "$" herein shall be references to United States dollars.

ICHOR hereby waives presentment for payment, notice of dishonour, notice of non-payment, protest, notice of protest and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this promissory note.

DATED at           ,            the     day of December, 1996.
         ---------   ----------     ---


THE COMMON SEAL of               )
ICHOR Corporation                )
was hereunto affixed in the      )
presence of:                     )
                                 )
-----------------------------    )                                 c/s
Authorized Signatory             )
                                 )
                                 )
-----------------------------    )
Authorized Signatory